Exhibit 10.1

[EXECUTION FINAL]

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 13, 2011, by and among FORBES ENERGY SERVICES LLC, a limited liability company formed under the laws of the State of Delaware (“Energy Services”), TX ENERGY SERVICES, LLC, a limited liability company formed under the laws of the State of Delaware (“TX Energy”), C.C. FORBES, LLC, a limited liability company formed under the laws of the State of Delaware (“C.C.”), SUPERIOR TUBING TESTERS, LLC, a limited liability company formed under the laws of the State of Delaware (“Tubing”), and FORBES ENERGY INTERNATIONAL, LLC, a limited liability company formed under the laws of the State of Delaware (“International”; and together with Energy Services, TX Energy, C.C., Tubing, each a “Borrower” and collectively, the “Borrowers”), FORBES ENERGY SERVICES LTD., a Texas corporation (“Parent” or “Guarantor”), the lenders party thereto (each a “Lender” and collectively, the “Lenders”) and REGIONS BANK, an Alabama bank organized under the laws of the State of Alabama (in its individual capacity, “Regions”), as agent for Lenders (Regions, in such capacity, the “Agent”) for Secured Parties (as hereinafter defined).

R E C I T A L S:

WHEREAS, the Borrowers, the Guarantor, the Lenders and the Agent entered into that certain Loan and Security Agreement, dated September 9, 2011 (the “Loan Agreement”);

WHEREAS, the Borrowers, the Guarantor, the Required Lenders and the Agent desire to amend certain terms and provisions of the Loan Agreement;

A G R E E M E N T:

NOW, THEREFORE, in consideration of the terms and provisions of this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Existing Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

2. Additional Definitions. As used herein, the following terms shall have the meanings given to them below and Section 1 of the Loan Agreement is hereby amended to include, in addition and not in limitation, the following definitions:

“First Amendment” shall mean First Amendment to Loan and Security Agreement, dated as of December 13, 2011, by and among Borrowers, Guarantor, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“First Amendment Effective Date” shall mean the date on which all conditions precedent to the effectiveness of First Amendment, as set forth in Section 5 of the First Amendment, have been satisfied in full, as determined by Agent.

“Permitted Fixed Asset Financing” shall mean any Indebtedness permitted pursuant to Section 7.8(b).

3. Amendments to the Loan Agreement. Effective as of the First Amendment Effective Date, the Loan Agreement is hereby amended as set forth below:

(a) Change of Control. The definition of “Change of Control” set forth in Section 1 of the Loan Agreement is hereby amended by deleting the last sentence therefrom and after giving effect to such deletion, the definition of “Change of Control” shall read as follows:

““Change of Control” shall mean the occurrence of any event (whether in one or more transactions) which results in (a) the transfer (in one transaction or a series of transactions) of all or substantially all of the assets of Parent to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), other than as may be permitted in this Agreement; (b) the acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than any one or more of the Permitted Holders, of more than fifty (50%) percent of beneficial ownership, directly or indirectly, of the voting power of the total outstanding voting Equity Interests of Parent; or (c) a “Change of Control” or other similar event shall occur under, and as defined in, the Senior Unsecured Notes Documents.”

(b) Permitted Encumbrances in Connection with Permitted Fixed Asset Financing. Subsection (f) of the definition of “Permitted Encumbrances” set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Liens placed upon fixed assets hereafter acquired (including, without limitation, fixed assets leased pursuant to a Capital Lease or other similar leasing arrangement) by any Loan Party or any Subsidiary to secure a portion of the purchase price or financing thereof; provided, that, (i) any such Lien shall not encumber any property of Loan Parties or their Subsidiaries other than the fixed assets so purchased or financed, modifications and additions to such fixed assets, contracts, subleases with respect thereto and proceeds thereof (including insurance proceeds), and (ii) the aggregate amount secured by such Liens shall not exceed the applicable amount provided for in Section 7.8(b);”

(c) Perfection of Security Interest. Section 4.2(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Except as set forth herein, each Loan Party shall take all action that may be necessary or desirable, or that Agent may request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent’s Lien in the Collateral to the extent required by this Agreement or any Other Documents. Without limiting the generality of the foregoing, in the case of each item of Well Services Equipment consisting of titled motor vehicles, each Loan Party shall (i) promptly after acquiring such title, arrange for the notation of Agent’s first priority Lien thereon and, if requested by Agent, shall provide Agent with evidence reasonably satisfactory to Agent that such title has been submitted to the applicable state motor vehicle department (or equivalent state Governing Body), and (ii) after such Loan Party shall have received such title noting Agent’s first priority Lien thereon, shall promptly deliver such title to Agent or, at Agent’s direction, to the Title Agent. Notwithstanding the foregoing, (A) Loan Parties shall not be required to deliver titles to Agent or Title Agent, or arrange for the notation of Agent’s first priority Lien on such titles, with respect to (1) light duty pickup trucks, passenger cars and smaller trailers except upon Agent’s request, which request may be made by Agent, in its sole discretion, at any time following the Closing Date, or (2) titled motor vehicles which are financed or subject to a Capital Lease as Permitted Fixed Asset Financing and are secured by Permitted Liens set forth in subsection (f) of the definition of Permitted Encumbrances, and so long as the applicable agreements governing any Permitted Fixed Asset Financing permit the notation of Agent’s second priority Lien on the titled motor vehicles which are subject to such Permitted Fixed Asset Financing, then the Loan Parties shall arrange for the notation of Agent’s second priority Lien (and not a first priority Lien) on the titles to such motor vehicles, provided, that, Loan Parties shall be required to deliver titles to Agent or Title Agent and arrange for the notation of Agent’s first priority Lien thereon with respect to titled motor vehicles described in this clause (A)(2) promptly after the financing or Capital Lease with respect thereto has been paid and satisfied in full, other than as a result of a refinancing thereof permitted by Section 7.8(b), and (B) Agent’s Lien on any titled motor vehicles which are subject to a Permitted Fixed Asset Financing shall be subject to the senior and prior Lien thereon held by the Person who has provided the Permitted Fixed Asset Financing with respect to such titled motor vehicles. All titles for such Well Services Equipment consisting of titled motor vehicles (except as provided above) will be held in the possession of Agent or its bailee, for the benefit of Agent.”

(d) Ownership and Location of Collateral. Section 4.4(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“At the time the Collateral becomes subject to Agent’s Lien, each Loan Party shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority Lien (subject to Permitted Encumbrances) in each and every item of its respective Collateral to

Agent; and the Collateral shall be free and clear of all Liens and encumbrances whatsoever, except for (i) Permitted Encumbrances, and (ii) in the case of Collateral acquired by a Loan Party pursuant to a Capital Lease, so long as such Capital Lease remains in effect, any restrictions with respect to the sale, transfer, pledge of and/or grant of a Lien in such Collateral as may be set forth in such Capital Lease.”

(e) Insurance. Section 4.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Each Loan Party shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. At each Loan Party’s own cost and expense, each Loan Party shall, and shall cause each of its Subsidiaries to, maintain insurance in amounts, types and with carriers in each case acceptable to Agent; provided, that, the Loan Parties’ present insurance coverage and coverage reasonably consistent with that coverage existing on the date hereof shall be considered acceptable by Agent. Without limiting the foregoing, each Loan Party shall, and shall cause each of its Subsidiaries to, (a) keep all its insurable properties insured against the hazards of fire, flood, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, not less than as is customary in the case of companies engaged in businesses similar to such Loan Party’s business; (b) maintain normal and customary liability insurance against claims for personal injury, death or property damage suffered by others, consistent with past practice; and (c) maintain normal and customary consistent with past practice all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Loan Party is engaged in business. Each Loan Party shall (i) furnish Agent with copies of all policies and evidence of the maintenance of such policies required hereby upon the request of Agent and (ii) cause all such policies to include appropriate loss payable endorsements, and/or additional insured endorsements, in form and substance reasonably satisfactory to Agent, providing with respect to loss payable endorsements that (A) except as set forth below, all proceeds thereunder shall be payable to Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days’ prior written notice is given to Agent (or such shorter period as Agent may agree). If any insurance losses are paid by check, draft or other instrument payable to any Loan Party and Agent jointly, Agent may endorse such Loan Party’s name thereon and do such other things as Agent may deem advisable to reduce the same to cash and apply the same in accordance with this Agreement. Notwithstanding the foregoing, any Person who has provided Permitted Fixed Asset Financing with respect to any Equipment may be listed, together with Agent, as loss payee and additional insured under such insurance policies and proceeds thereunder shall be payable to such Person and Agent as their respective interests shall appear (it being understood that the interests of such Person in such insurance proceeds shall be senior to Agent’s interest therein so long as the Permitted Fixed Asset Financing provided by such Person remains outstanding).”

(f) Permitted Acquisitions. Section 7.1(a) of the Loan Agreement is hereby amended by deleting from the first sentence thereof the phrase, “or acquire all or a substantial portion of the assets or Equity Interests of any Person”, appearing in the second line of such Section 7.1(a), and after giving effect to such amendment, Section 7.1(a) shall read as follows:

“Consummate any merger, consolidation or other reorganization with or into any other Person or permit any other Person to consolidate with or merge with it; except, that, (i) a Loan Party may merge or consolidate into another Loan Party so long as (A) no Event of Default shall have occurred and be continuing, (B) Administrative Borrower shall give Agent at least ten (10) Business Days prior notice thereof, (C) if a Borrower is a party to such merger or consolidation a Borrower shall be the surviving entity; provided, that, any assets of the Person so acquired from any Person that was not a Borrower prior thereto shall only be eligible for inclusion into the Borrowing Base to the extent that Agent has completed an appraisal, collateral audit and/or field examination (as the case may be) with respect thereto and the criteria for eligibility set forth herein (or such other or additional criteria as Agent may, at its option, establish with respect thereto in accordance with this Agreement and subject to such Reserves as Agent may establish in connection with the assets of the Person so acquired) are satisfied with respect thereto in a manner acceptable to Agent, (D) no Loan Party shall merge or consolidate with a Loan Party that exists under the laws of a country different than the country in which such Loan Party exists and (E) prior to such merger or consolidation Loan Parties have taken (or caused to be taken) all steps required by Agent with respect thereto (including without limitation all steps required by Agent to maintain Agent’s Lien on the Collateral granted by such Loan Parties, as well as the priority and effectiveness of such Lien); and (ii) a Subsidiary of the Borrowers that is not a Loan Party may merge or consolidate into another Subsidiary of the Borrowers that is not a Loan Party so long as (A) no Event of Default shall have occurred and be continuing, and (B) Administrative Borrower shall give Agent at least ten (10) Business Days prior notice thereof.”

4. Schedule Supplements and Waivers.

(a) Schedule 7.2 of the Loan Agreement (Existing Liens) is hereby amended by including therein the Liens set forth on Schedule 7.2 Supplement appended to this Amendment, in order to include on Schedule 7.2 certain additional Liens which were in existence on the Closing Date with respect to which no UCC financing statements or other public filings were made as of the Closing Date. To the extent that (i) the omission from Schedule 7.2 of the Liens set forth on Schedule 7.2 Supplement may have resulted in any breach of any representation or warranty set forth in Section 5 of the Loan Agreement, or (ii) the Permitted Fixed Asset Financings described on Schedule 7.2 Supplement may have breached (A) any of the covenants set forth in Sections 4.2(a), 4.4(a) or 4.10 of the Loan Agreement, or (B) any negative covenant set forth in Section 7 of the Loan Agreement, in each case prior to giving effect to this Amendment, the Required Lenders hereby waive any such Default or Event of Default that may have arisen therefrom.

(b) Schedule 7.8 of the Loan Agreement (Existing Indebtedness) is hereby amended by including therein the Indebtedness set forth on Schedule 7.8 Supplement appended to this Amendment, in order to include on Schedule 7.8 certain additional Indebtedness in existence on the Closing Date which is related to certain of the Liens set forth on Schedule 7.2 Supplement. To the extent that (i) the omission from Schedule 7.8 of the Indebtedness set forth on Schedule 7.8 Supplement may have resulted in any breach of any representation or warranty set forth in Section 5 of the Loan Agreement or (ii) the Permitted Fixed Asset Financings described on Schedule 7.8 Supplement may have breached (A) any of the covenants set forth in Sections 4.2(a), 4.4(a) or 4.10 of the Loan Agreement, or (B) any negative covenant set forth in Section 7 of the Loan Agreement, in each case prior to giving effect to this Amendment, the Required Lenders hereby waive any such Default or Event of Default that may have arisen therefrom.

(c) Loan Parties have advised Agent that, subsequent to the Closing Date, Borrowers entered into the operating lease more particularly described on Schedule A hereto (the “Specified Operating Lease”). At Loan Parties’ request, in addition to, and not in limitation of, the waivers provided in Sections 4(a) and 4(b) above, the Required Lenders hereby waive any Default or Event of Default that may have arisen as a result of Loan Parties’ failure to satisfy any of the provisions of Sections 4.2(a), 4.4(a) or 4.10 of the Loan Agreement as a result of the Specified Operating Lease.

5. Conditions to Amendments. The effectiveness of the amendments to the Loan Agreement pursuant to this Amendment is subject to the Agent’s receipt of an original of this Amendment (or an executed copy delivered by facsimile or other electronic transmission), duly authorized, executed and delivered by Borrowers, Guarantor and Required Lenders.

6. Representations and Warranties of the Borrowers and Guarantor. Each Borrower and Parent, as Guarantor, hereby represents, warrants and covenants with and in favor of Agent and Lenders as of the date hereof the following (which shall survive the execution and delivery of this Amendment):

(a) No consent, approval or other action of, or filing with, or notice to any Governmental Body is required in connection with the execution, delivery and performance of this Amendment;

(b) This Amendment has been duly authorized, executed and delivered by all necessary action on the part of each Borrower which is a party hereto and Guarantor and, if necessary, their respective stockholders or other holders of their Equity Interests (as applicable), and is in full force and effect as of the date hereof, and the agreements and obligations of the each Borrower and Guarantor contained herein constitute the legal, valid and binding obligations of such Borrower and such Guarantor, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity;

(c) The execution, delivery and performance of this Amendment (i) are all within each Borrower’s and Guarantor’s corporate or limited liability company powers, and (ii) are not in contravention of law or the terms of such Borrower’s and such Guarantor’s certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or its property are bound;

(d) After giving effect to this Amendment, all of the representations and warranties set forth in the Loan Agreement and the Other Documents to which Borrowers and Guarantors are a party are true and correct on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; and

(e) After giving effect to the terms of this Amendment, no Default or Event of Default has occurred and is continuing.

7. Reference to and Effect on the Loan Agreement. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly amended pursuant hereto, no other amendments, modifications or waivers to the Loan Agreement and the Other Documents are intended or implied, and in all other respects the Loan Agreement and the Other Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the First Amendment Effective Date. To the extent that any provisions of the Loan Agreement or any of the Other Documents are inconsistent with any provisions of this Amendment, the provisions of this Amendment shall control.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but excluding any principles of conflict of laws or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

9. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telecopier or electronically shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier or electronically also shall deliver an original executed counterpart of this

Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the parties has signed this Amendment as of the day and year first above written.

BORROWERS:

FORBES ENERGY SERVICES LLC

By:	/s/ John E. Crisp
Name:	John E. Crisp
Title:	President and Chief Executive Officer

FORBES ENERGY INTERNATIONAL, LLC

By:	/s/ John E. Crisp
Name:	John E. Crisp
Title:	Chief Executive Officer and Secretary

TX ENERGY SERVICES, LLC

By:	/s/ John E. Crisp
Name:	John E. Crisp
Title:	President, Chief Executive Officer and Secretary

C.C. FORBES, LLC

By:	/s/ John E. Crisp
Name:	John E. Crisp
Title:	Executive Vice President and Chief Operating Officer

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SUPERIOR TUBING TESTERS, LLC

By:	/s/ John E. Crisp
Name:	John E. Crisp
Title:	Executive Vice President

GUARANTOR:

FORBES ENERGY SERVICES LTD.

By:	/s/ John E. Crisp
Name:	John E. Crisp
Title:	President and Chief Executive Officer

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AGENT AND LENDERS:

REGIONS BANK, as Agent, Swingline Lender, Issuing Bank and a Lender

By:	/s/ Alan Schnacke
Name:	Alan Schnacke
Title:	Managing Director

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LENDERS:

SUNTRUST BANK, as a Lender

By:	/s/ David Holland
Name:	David Holland
Title:	VP, Portfolio Manager

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LENDERS:

CIT BANK, as a Lender

By:	/s/ Kelly Hartnett
Name:	Kelly Hartnett
Title:	Authorized Signatory

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LENDERS:

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ Jose J. Garcia
Name:	Jose J. Garcia
Title:	Senior Vice President

Schedule 7.2 Supplement

Supplement to Schedule 7.2 of the

Loan and Security Agreement

Liens Existing at the Closing Date

Name and Address of Secured Party	Grantor of the Security Interest	Description of Collateral	File No. of Financing Statement/ Jurisdiction (Optional)

VFS Leasing Co.	TX Energy Services, LLC

The equipment described on Schedule I(a) to this Schedule 7.2 Supplement (the “Equipment”). All accessions and additions to, substitutions and replacements for, and proceeds (including insurance proceeds), accounts, rights of payments (including monetary obligations, whether or not earned by performance), secondary obligations incurred or to be incurred, chattel paper, electronic chattel paper, equipment, general intangibles, payment intangibles, promissory notes, and income arising from or generated by the Equipment.

Grantor’s right, title, and interest in, but none of its obligations under any sublease of the Equipment, and all proceeds and income arising therefrom. Grantor agrees to name Secured Party as loss payee on insurance policies

Mack Financial Services, a division of VFS US LLC	TX Energy Services, LLC and C.C. Forbes, LLC	The equipment described on Schedule I(b) to this Schedule 7.2 Supplement (the “Equipment”), together with all attachments, accessions, replacements, parts, proceeds (including insurance proceeds), income, earnings, accounts, rights to payment (including monetary obligations, whether or not earned by performance), secondary obligations incurred or to be incurred, chattel paper, electronic chattel paper, general intangibles, payment intangibles, promissory notes, warranties, service contracts, documents, records now or hereafter arising from the Equipment. Grantor’s rights, title, and interest in, but none of its obligations under, any lease of the Equipment, and all proceeds and income arising therefrom. Grantor agrees to name Secured Party as loss payee on insurance policies

General Electric Capital Corporation	TX Energy Services, LLC	The equipment described on Schedule I(c) to this Schedule 7.2 Supplement and all additions, attachments, accessories or exchanges therefore, and any and all insurance and/or other proceeds of the property in and against which a security interest is granted. Grantor agrees to name Secured Party as loss payee on insurance policies.

Name and Address of Secured Party	Grantor of the Security Interest	Description of Collateral	File No. of Financing Statement/ Jurisdiction (Optional)

Jitsu Services LLC	Forbes Energy Services LLC	The equipment described on Schedule I(d) to this Schedule 7.2 Supplement and all replacements or substitutions therefore, and any proceeds therefrom, including, but not limited to, proceeds in the form of chattel paper. Grantor agrees to name Secured Party as loss payee on insurance policies.

PACCAR Financial Corp.	TX Energy Services, LLC	The equipment described on Schedule I(e) to this Schedule 7.2 Supplement. Grantor agrees to name Secured Party as loss payee on insurance policies.

Bowden Ford Lincoln Mercury Com	Superior Tubing Testers, LLC	The motor vehicles described on Schedule I(f) to this Schedule 7.2 Supplement, including all accessories and parts now or later attached and any other goods financed with such motor vehicle; all insurance proceeds and other proceeds received for the motor vehicle; any insurance policy, service contract or other contract financed by the secured party and any proceeds of those contracts; and any refund of charges included in this contract for insurance, or service contracts. Grantor agrees to name Secured Party as loss payee on insurance policies.

Enterprise FM Trust	C.C. Forbes, LLC	Grantor agrees to name Secured Party as loss payee on insurance policies in connection with the lease of the equipment described on Schedule I(g) to this Schedule 7.2 Supplement.

Schedule 7.8 Supplement

Supplement to Schedule 7.8 of the Loan and Security Agreement

Indebtedness Existing at the Closing Date

Company	Name/Address of Payee	Principal Balance as of September 9, 2011	Nature of Debt	Term
TX Energy Services, LLC and C.C. Forbes, LLC	Mack Financial Services, a division of VFS US LLC	$1,371,339	Various promissory notes issued to finance vehicles acquisition.	Each promissory note has a term of 5 years.

C.C. Forbes, LLC	Enterprise FM Trust	$1,443,881	Various capital leases for vehicles.	Each lease has a term of 3.5 years.

Superior Tubing Testers, LLC	Bownden Ford Lincoln Mercury Com	$64,813	Loans to finance the acquisition of motor vehicles.	The loans have a term of 3 years.

Schedule I(a) to Schedule 7.2 Supplement

MFG	MODEL	BODY TYPE	VIN
Mack	GU713	Trk/Trct	1M2AX04Y0CM010987
Mack	GU713	Trk/Trct	1M2AX04Y2CM010988
Mack	GU713	Trk/Trct	1M2AX04Y4CM010989
Mack	GU713	Trk/Trct	1M2AX04Y0CM010990
Mack	GU713	Trk/Trct	1M2AX04C09M005933
Mack	GU713	Trk/Trct	1M2AX04Y89M006095
Proco	PVT200	Trl	1P9VN3628BK359630
Proco	PVT200	Trl	1P9VN362XBK359631
Proco	PVT200	Trl	1P9VN3623BK359633
Proco	PVT200	Trl	1P9VN3622BK359638
Proco	PVT200	Trl	1P9VN3625BK359634
Mack	GU713	Trk/Trct	1M2AX04Y2CM010991
Mack	GU713	Trk/Trct	1M2AX04Y4CM010992
Mack	GU713	Trk/Trct	1M1AX04Y9CM011429
Mack	GU713	Trk/Trct	1M1AX04Y6CM011436
Proco	PVT200	Trl	1P9VN3628BK359644
Proco	PVT201	Trl	1P9VN3621BK359646
Proco	PVT202	Trl	1P9VN3623BK359650
Proco	PVT203	Trl	1P9VN3625BK359651
Proco	PVT204	Trl	1P9VN3624BK359656
Mack	GU713	Trk/Trct	1M1AX04Y1CM011439
Mack	GU713	Trk/Trct	1M1AX04Y8CM011440
Mack	GU713	Trk/Trct	1M2AX04Y6CM010993
Mack	GU713	Trk/Trct	1M2AX04Y8CM010994
Mack	GU713	Trk/Trct	1M2AX04YXCM010995
Mack	GU713	Trk/Trct	1M1AX04Y5CM011430
Mack	GU713	Trk/Trct	1M1AX04Y7CM011431
Mack	GU713	Trk/Trct	1M1AX04Y9CM011432
Mack	GU713	Trk/Trct	1M1AX04Y0CM011433
Mack	GU713	Trk/Trct	1M1AX04Y2CM011434
Mack	GU713	Trk/Trct	1M2AX04Y6CM011867
Mack	GU713	Trk/Trct	1M2AX04Y8CM011868
Mack	GU713	Trk/Trct	1M1AX04Y1CM011876
Mack	GU713	Trk/Trct	1M1AX04Y3CM011877
Mack	GU713	Trk/Trct	1M1AX04Y5CM011878
Proco	PVT205	Trl	1P9VN3622BK359669
Proco	PVT206	Trl	1P9VN3629BK359670
Proco	PVT207	Trl	1P9VN3626BK359674
Proco	PVT208	Trl	1P9VN3628BK359675
Proco	PVT209	Trl	1P9VN3621BK359680
Mack	GU713	Trk/Trct	1M1AX04Y4CM011435
Mack	GU713	Trk/Trct	1M1AX04Y8CM011437
Mack	GU713	Trk/Trct	1M1AX04YXCM011438

Schedule I(b) to Schedule 7.2 Supplement

MFG	MODEL	BODY TYPE	VIN
Proco	PVT130	Trl	1P9VN3624BK359687
Proco	PVT130	Trl	1P9VN3626BK359688
Proco	PVT130	Trl	1P9VN3627BK359702
Proco	PVT130	Trl	1P9VN3622BK359705
Proco	PVT130	Trl	1P9VN362XBK359709
Mack	GU713	Trk/Trct	1M2AX04C1CM012137

Schedule I(c) to Schedule 7.2 Supplement

MFG	MODEL	BODY TYPE	VIN
Peterbilt	367	Trk/Trct	1XPTD49X0CD142143
Peterbilt	367	Trk/Trct	1XPTD49X2CD142144
Peterbilt	367	Trk/Trct	1XPTD49X4CD142145
Peterbilt	367	Trk/Trct	1XPTD49X6CD142146
Peterbilt	367	Trk/Trct	1XPTD49X8CD142147
Peterbilt	367	Trk/Trct	1XPTD49XXCD142148
Peterbilt	367	Trk/Trct	1XPTD49X1CD142149
Peterbilt	367	Trk/Trct	1XPTD49X8CD142150
Peterbilt	367	Trk/Trct	1XPTD49XXCD142151
Peterbilt	367	Trk/Trct	1XPTD49X1CD142152
Dragon	130BBL	Trl	1UNST4229BL086589
Dragon	130BBL	Trl	1UNST4225BL086590
Dragon	130BBL	Trl	1UNST4227BL086591
Dragon	130BBL	Trl	1UNST4229BL086592
Dragon	130BBL	Trl	1UNST4220BL086593
Dragon	130BBL	Trl	1UNST4222BL086594
Dragon	130BBL	Trl	1UNST4224BL086595
Dragon	130BBL	Trl	1UNST4226BL086596
Dragon	130BBL	Trl	1UNST4228BL086597
Dragon	130BBL	Trl	1UNST422XBL086598
Peterbilt	367	Trk/Trct	1XPTD49X3CD142153
Peterbilt	367	Trk/Trct	1XPTD49X5CD142154

Schedule I(d) to Schedule 7.2 Supplement

MFG	MODEL	BODY TYPE	VIN
Mack	GU713	Trk/Trct	1M2AX04Y79M007383
Mack	GU713	Trk/Trct	1M2AX04Y59M006099
Mack	GU713	Trk/Trct	1M2AX04Y69M006483
Mack	GU713	Trk/Trct	1M2AX04Y99M007384
Mack	GU713	Trk/Trct	1M2AX04Y29M007386

Mack	GU713	Trk/Trct	1M2AX04Y89M006484
Kenwoth		Trk/Trct	1XKDD49X9AJ271670
Kenwoth		Trk/Trct	1XKDD49X0AJ271671
Kenwoth		Trk/Trct	1XKDD49X2AJ271672
Kenwoth		Trk/Trct	1XKDD49X4AJ271673

Schedule I(e) to Schedule 7.2 Supplement

MFG	MODEL	BODY TYPE	VIN
Peterbilt	388	Trk/Trct	1XPWDP9X9BDF128108
Peterbilt	388	Trk/Trct	1XPWD49X2BDF128109
Peterbilt	388	Trk/Trct	1XPWD49X9BDF128110
Peterbilt	388	Trk/Trct	1XPWDP9X2BDF118472
Peterbilt	388	Trk/Trct	1XPWD49X8BDF126462
Dragon	130 BBL	Trl	1UNST4226BL086579
Dragon	130 BBL	Trl	1UNST4222BL086580
Dragon	130 BBL	Trl	1UNST4224BL086581
Dragon	130 BBL	Trl	1UNST4226BL086582
Dragon	130 BBL	Trl	1UNST4228BL086583

Schedule I(f) to Schedule 7.2 Supplement

MFG	MODEL	BODY TYPE	VIN
FORD	F250	Trk	C05892
FORD	F250	Trk	B24123
FORD	F150	Trk	E70351

Schedule I(g) to Schedule 7.2 Supplement

MFG	MODEL	BODY TYPE	VIN
FORD	F35C	11 FORD F350-8533	A58533
DODG	B25C	11 RAM2500-MS-1891	521891
DODG	B25C	11 RAM 2500 MS-5439	525439
FORD	F35E	11 FORD F350-0882	A80882
FORD	F35E	11 FORD F350-0881	A80881
FORD	F25C	11 FORD F250-7529	B57529
FORD	F25C	11 FORD F250-7530	B57530
FORD	F25C	11 FORD F250-7531	B57531
FORD	F25C	11 FORD F250-7532	B57532
FORD	F25C	11 FORD F250-6371	B66371

FORD	F25C	11 FORD F250-6372	B66372
FORD	F25C	11 FORD F250-6373	B66373
FORD	F25C	11 FORD F250-6374	B66374
FORD	F25C	11 FORD F250-6375	B66375
FORD	F25C	11 FORD F250-6376	B66376
FORD	F25C	11 FORD F250-6377	B66377
FORD	F25C	11 FORD F250-6378	B66378
FORD	F25C	11 FORD F250-6379	B66379
FORD	F25C	11 Ford F250-6380	B66380
FORD	F25C	11 Ford F250-6383	B66383
FORD	F25C	11 F250 F250-6382	B66382
FORD	F25C	11 Ford F250-6384	B66384
FORD	F25C	11 Ford F250-6385	B66385
FORD	F25C	11 Ford F250-6381	B66381
FORD	F25C	11 Ford F250-6386	B66386
FORD	F15C	Safety Director	D10910
DODG	B25Q	11 DODGE RAM-8174	548174
DODG	B25Q	11 DODGE RAM-7687	557687
DODG	B25Q	11 DODGE RAM-7688	557688
DODG	B25Q	11 DODGE RAM-8610	568610
DODG	B25Q	11 Dodge Ram-8611	568611
FORD	F35	11 Ford F350-90301	A90301
FORD	F35C	11 Ford F350-6873	B96873
FORD	F35C	Crane #2	C17424
FORD	F35C	Crane #3	C26653
FORD	F35C	11 Ford F350-4456	C24456
FORD	F35C	11 Ford F350-24334	C24334
FORD	F25C	11 FORD F250-3150	B83150
FORD	F25C	11 FORD F250-3277	C63277
FORD	F25C	11 FORD F250-3310	C63310
FORD	F25C	11 FORD F250-3300	C63300
FORD	F25C	11 Ford F250-3297	C63297
FORD	F25C	11 FORD F250-3292	C63292
FORD	F25C	11 FORD F250-3289	C63289
FORD	F25C	11 FORD F250-3296	C63296
FORD	F25C	11 FORD F250-3302	C63302
FORD	F25C	11 Ford F250-3278	C63278
FORD	F25C	11 FORD F250-3280	C63280
FORD	F25C	11 Ford F250-3309	C63309
FORD	F25C	11 Ford F250-3308	C63308
FORD	F25C	11 Ford F250-3307	C63307
FORD	F25C	11 FORD F250-3306	C63306
FORD	F25C	11 FORD F250-3304	C63304
FORD	F25C	11 FORD F250-3303	C63303
FORD	F25C	11 Ford F250-3301	C63301
FORD	F25C	11 FORD F250-3299	C63299

FORD	F25C	11 FORD F250-3298	C63298
FORD	F25C	11 FORD F250-3295	C63295
FORD	F25C	11 FORD F250-3287	C63287
FORD	F25C	11 FORD F250-3286	C63286
FORD	F25C	11 FORD F250-3285	C63285
FORD	F25C	11 FORD F250-3283	C63283
FORD	F25C	11 FORD F250-3276	C63276
FORD	F25C	11 FORD F250-3305	C63305
FORD	F25C	11 FORD F250-3294	C63294
FORD	F25C	11 FORD F250-3293	C63293
FORD	F25C	11 FORD F250-3291	C63291
FORD	F25C	11 FORD F250-3290	C63290
FORD	F25C	11 FORD F250-3288	C63288
FORD	F25C	11 FORD F250-3284	C63284
FORD	F25C	11 FORD F250-3282	C63282
FORD	F25C	11 FORD F250-3281	C63281
FORD	F25C	11 FORD F250-3279	C63279
FORD	F35C	Ford F350-0436	C40436
FORD	F25C	11 Ford F250-9040	A99040
FORD	F25C	11 Ford F250-4546	C74546
FORD	F25C	11 Ford F250-1578	C51578
FORD	F25C	11 Ford F250-4545	C74545
FORD	F25C	11 Ford F250-1579	C51579
FORD	F25C	11 Ford F250-5575	C85575
DODG	B25Q	11 Dodge Ram 2500-3661	613661
DODG	B25Q	11 Dodge Ram 2500-3660	613660
DODG	B25Q	11 Dodge Ram 2500-2057	602057
DODG	B25Q	11 Dodge Ram 2500-2056	602056
DODG	B25Q	11 Dodge Ram-2055	602055
DODG	B25Q	11 Dodge Ram 2500-2054	602054
DODG	B25Q	11 Dodge Ram 2500-2053	602053
DODG	B25Q	11 Dodge Ram 2500-3667	613667
DODG	B25Q	11 Dodge Ram 2500-0249	590249
DODG	B25Q	11 Dodge Ram 2500-0248	590248
DODG	B25Q	11 Dodge-0384	620384
DODG	B25Q	11 Dodge-7887	637887
DODG	B25Q	11 Dodge-7888	637888
DODG	B25Q	11 Dodge-7886	637886
DODG	B25Q	11 Dodge-7885	637885
DODG	B25Q	11 Dodge Ram-7884	637884
DODG	B25Q	11 Dodge-7881	637881
DODG	B25Q	11 Dodge-7880	637880
DODG	B25Q	11 Dodge-7889	637889
DODG	B25Q	11 Dodge-3669	613669
DODG	B25Q	11 Ram-3663	613663
DODG	B25Q	11 Ram-3668	613668

DODG	B25Q	11 Dodge-3666	613666
DODG	B25Q	11 Dodge-3665	613665
DODG	B25Q	11 Dodge-3664	613664

Schedule A

to

First Amendment to Loan and Security Agreement

Specified Lease Description

Pursuant to Schedules entered into between September 9, 2011 and the date hereof, C.C. Forbes, LLC (“CCF”) leased the twelve trucks set forth below (the “Vehicles”) from Enterprise FM Trust (“Enterprise”) pursuant to the Master Equity Lease Agreement dated August 26, 2010 (the “Master Lease”). Under the Master Lease, CCF agrees to make Enterprise a loss payee under its insurance policies and is prohibited from allowing any lien to be placed on its interest in the Master Lease. On November 2, 2011, CCF and Enterprise amended the Master Lease (as amended, the “Amended Master Lease”) to modify the restriction in the Master Lease prohibiting liens on CCF’s interest in the Master Lease to specifically permit the Lien of Agent on the Master Lease.

DATE	MFG	MODEL

9/14/2011	DODG	RAM 2500

9/14/2011	DODG	RAM 2500

9/14/2011	DODG	RAM 2500

9/14/2011	DODG	RAM 2500

9/14/2011	DODG	RAM 2500

9/26/2011	FORD	F250

9/26/2011	FORD	F250

9/30/2011	DODG	RAM 2500

9/30/2011	DODG	RAM 2500

9/30/2011	DODG	RAM 2500

9/30/2011	DODG	RAM 2500

9/30/2011	DODG	RAM 2500

11/3/2011	DODG	RAM 2500

11/3/2011	DODG	RAM 2500

11/3/2011	DODG	RAM 2500

11/3/2011	DODG	RAM 2500

11/3/2011	DODG	RAM 2500

11/3/2011	DODG	RAM 2500